                                                                   Exhibit 10.16

                      INTERCARRIER ROAMER SERVICE AGREEMENT

         THIS AGREEMENT dated as of the 16th day of January, 1997, by and between the corporations and general partnerships that are the Licensees and Permittees listed in Appendix I, sometimes referred to as ["A"], and PriCellular referred to as ["B"], on behalf of those Licensees and Permittees set forth in Appendix I. The entities listed in Appendix I as the "[A] Licensees and Permittees" are herein referred to as the "[A] Parties," the entities listed in Appendix I as the "[B] Licensees and Permittees" are herein referred to as the "[B] Parties," or individually as an "[A] Party" or a "[B] Party," respectively; [A], [B], the [A] Parties and the [B] Parties are collectively referred to as the "Parties" and individually as a "Party."

                                     RECITAL

         WHEREAS, the Parties desire to make arrangements to facilitate the provision of cellular service to Roamers in accordance with the "General Terms and Conditions for Roaming," attached hereto as Appendix II, and "Operating Procedures," attached hereto as Appendix III (Appendix II and Appendix III are hereby incorporated herein and such Appendices and all attachments hereto are referred to herein as the "General Terms"), for as long as is practicable.

                                MUTUAL AGREEMENT

         NOW, THEREFORE, in consideration of the mutual promises herein set forth and intending to be legally bound hereby, the Parties do hereby agree as follows:

         1. Under the conditions set forth herein, to be bound by the General Terms attached hereto, as they may be properly amended from time to time.

         2. The Home Carrier shall be liable to the Serving Carrier in accordance with paragraph 2.1 of Appendix II for all of the service and pass-through charges for all calls chargeable to the Home Carrier's customers (including the customers of its resellers) and invoiced by the serving Carrier to the Home Carriers as specified in Appendix III. "Home Carrier" and "Serving Carrier" are defined in Appendix II.

         3. In the event that roaming becomes technically or administratively impracticable on any Party's system(s) or if an unacceptable level of unauthorized use occurs, either [A] or [B] may suspend this Agreement, pursuant to Paragraph 4.2 and Section VI of Appendix II by written notice to the other and, in such event, the Home Carrier will notify its customers no later than the next bill of the suspension of service. In the event that such notice is required, the Home Carrier shall consult with the serving Carrier regarding the content of such notice and incorporate all reasonable suggestions made by the Serving Carrier with respect to such notice. In addition, the Serving Carrier, when communicating with the customers of the Home Carrier, will use an explanation for the suspension of service mutually agreed upon by [A] and [B]. In the specific event that the impracticability of service is caused by the testing of commercial service of a carrier other than the Serving Carrier operating in the area served by the Serving Carrier and where the Serving Carrier is not, in any respect, responsible for the impracticability, the Home Carrier may include with its notice to its customers the following statement:

                                        NOTICE

         "Previously you have been able to obtain service as a roamer in [Serving Carrier's Service Area Affected] on [Serving Carrier's] system. Presently, you may experience difficulty in using your service in [Serving Carrier's Service Area Affected]. This is because [interfering carrier] is now [testing/operating] its cellular system in [Serving Carrier's Service Area Affected], and the difficulty is not the fault of [Serving Carrier]."


         4. The notices referred to in Paragraph 10.1 of Appendix II should be sent to:

         A.       Roaming Coordinator
                  AirTouch Cellular
                  5175 Emerald Parkway
                  Dublin, OH 43017

and      B.       PriCellular
                  Attn: Tami Drew
                  4010 Lake Washington Blvd.
                  Suite 208
                  Kirkland, WA 98033

Notices given pursuant to Articles VI and VII of Appendix II should be sent to:

         A.       Chief Financial Officer
                  AirTouch Cellular
                  5175 Emerald Parkway
                  Dublin, OH 43017

and      B.       PriCellular
                  Attn:  Drew Davies
                  4010 Lake Washington Blvd.
                  Suite 208
                  Kirkland, WA 98033


         5. [A] and [B] each hereby represent and warrant that (a) they have been authorized by the [A] Parties and the [B] Parties, respectively, to enter into this Agreement on such Party's behalf and (b) each of the [A] Parties and each of the [B] Parties, respectively, is a Licensee or Permittee of the Domestic Public Cellular Radio Telecommunications Systems(s) and Station(s) shown on the attached Appendix I serving the area(s) referred to therein. [A] or [B] may from time to time hereafter seek to am end Appendix I of this Agreement to add and or delete a Licensee or Permittee of a Domestic Public Cellular Radio Telecommunication System(s) and Station(s) as an [A] Party or a [B] Party, respectively, to this Agreement, upon written notice to the other and with the consent of the other (which consent shall not be unreasonably withheld), in which event this Agreement shall become effective between such additional party or parties and all the existing Parties hereto, less any such deleted party or parties, as of the date set forth in an agreed upon amended Appendix I.

         6. In the event that at least one of the Parties is a non-United States Cellular Carrier, then Appendix IV (Foreign Cellular Carrier) shall be attached hereto and made a part of this Agreement.

         IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first above written.

         [A] Parties                           [B] Parties


By: /s/ [Illegible]                      By: /s/ DREW DAVIES
   ---------------------------------         ---------------------------------
   Title: Director, Fraud Management         Title: Vice President, Intercarrier
                                             Operations & Fraud

                                                 Effective Date of Appendix I is
                                                            ______________, 19__

                                  APPENDIX I TO

                      INTERCARRIER ROAMER SERVICE AGREEMENT

                          [A] LICENSEES AND PERMITTEES

         STATlON SERVICE
SYSTEM   CONSTRUCTION                                LICENSE PV             TALK/             BATCH
COVERED  SID/BID AREA           PERMIT GRANTED        GRANTED               TYPE              LISTEN
-------  ------------           --------------        -------               ----              ------
         REALTIME
MICHIGAN
Detroit  KNKA     Detroit, MI       10/83               7/85                       PRV              Both              Realtime
Cellular  244/
Tele. Co. 00021

Flint    KNKA     Flint, MI          2/85               7/85                      PRV               Both             Realtime
Cellular 375/
Tele. Co. 30617

Grand    KNKA     Grand Rapids, MI   1/85               5/86                       PRV              Both              Realtime
Rapids   375/
Cellular 30621
Tele. Co.

Lansing  KNKA     Lansing, MI        2/85               6/86                       PRV              Both              Realtime
Cellular  365/
Tele. Co. 30613

Muskegon KNKA     Muskegon, MI       3/87               7/87                      PRV      Both
                  Realtime
Cellular 552/
Tele. Co. 30615

PacTel   KNKA     Lima, OH           8/87              12/88             PRV              Both              Realtime
Cellular 707/
Inc. of  30625
Lima

PacTel   KNKA     Saginaw, MI        7/87               9/88                      PRV      Both
                  Realtime
Cellular 725/
Inc. of  30619
Saginaw

OHIO

Toledo   KNKA     Toledo, OH        12/83               2/86                      PRV      Both
                  Realtime
Cellular 240/

                                        8

Tele. Co. 30623

Northern KNKA     Cleveland, OH     10/83               5/85                       PRV              Both              Realtime
Ohio     235/
Cellular  00015
Tele. Co.

Akron    KNKA     Akron, OH          2/85              12/86            PRV               Both
         Realtime
Cellular 312/
Tele. Co. 00073

Canton   KNKA     Canton, OH         1/85              12/86            PRV               Both
         Realtime
Cellular 374/
Tele. Co. 00073



                                        9

         STATlON SERVICE
SYSTEM   CONSTRUCTION                                LICENSE PV             TALK/             BATCH
COVERED  SID/BID AREA           PERMIT GRANTED        GRANTED               TYPE              LISTEN
-------  ------------           --------------        -------               ----              ------
         REALTIME
Lorain   KNKA     Lorain/  12/86               4/88                       PRV              Both              Realtime
Elyria       509/ Elyria, OH
Cellular 00015
Tele. Co.

Northern KNKA     Mansfleld,OH       4/87               9/88                       PRV              Both              Realtime
Ohio         557/
Cellular  00447
Tele. Co.

Columbus KNKA     Columbus, OH       1/85               7/86                       PRV              Both              Realtime
Cellular     641/
Tele. Co. 00133

Spring-  KNKA     Springfield,OH     4/87               5/88                       PRV              Both              Realtime
field        641/
Cellular 00163
Tele. Co.

Dayton   KNKA     Dayton, OH         2/85               8/86                       PRV              Both
         Realtime
Cellular 344/
Tele. Co. 00163

Hamilton KNKA     Hamilton/          1/87               6/87                      PRV               Both             Realtime
Cellular 499/     Middletown,OH
Tele. Co. 00051

Southern KNKA     Cincinnati, OH     1/85               8/86                       PRV              Both              Realtime
Ohio         235/
Tele. Co. 00051

Northern KNKN     Mercer, OH         8/90              12/91             PRV              Both              Realtime
Ohio         852/
Cellular  01563
TelE. Co.

                                 APPENDIX II TO

                  INTERCARRIER ROAMER SERVICE AGREEMENT BETWEEN

                                       [A]

                                       and

                                       [B]

                    GENERAL TERMS AND CONDITIONS FOR ROAMING

                                   DEFINITIONS

         A. The "Agreement" means the Intercarrier Roamer Service Agreement, including all appendices attached thereto, to which these General Terms and Conditions for Roaming are attached.

         B. The phrase "cellular service" means domestic public cellular radio telecommunications service.

         C. "Home Carrier" means a Party who is providing cellular service to its registered customers in a geographic area where it holds a license or permit for a domestic public cellular radio telecommunication systems and station.

         D. "Serving Carrier" means a Party who provides cellular service for registered customers of another Party while such customers are out of their Home Carrier's geographic area and in the geographic area where the Serving Carrier holds a license or permit for a domestic public cellular radio telecommunication system and station.

         E. "Roamer" means a customer who seeks cellular service in a geographic area outside of the area served by the Party with whom it is registered.

         F. "Authorized Roamer" means a Roamer using equipment with the NPA/NXX combinations listed in accordance with Paragraph 3.1 of this Appendix II (except as specified in Paragraph 3.2 hereof) for whom the Serving Carrier has not received a negative notification in accordance with the provisions of
Article III hereof.

         G. "CIBER" means Cellular Intercarrier Billing Exchange Roamer.

         H. "CIBER Record" means the publication prepared by CIBERNET Corporation, a wholly-owned subsidiary of the Cellular Telecommunications Industry Association, as a service to the cellular service industry.

         I. "ESN" means the Electronic Serial Number that is "burned" in the customer's cellular telephone set by the manufacturer.

         J. "MIN" means the "Mobile Identification Number" which is assigned by a Home Carrier to each of its registered customers.

         K. "NPA/NXX combinations" means the six-digit numerical combinations assigned by regulatory authorities to identify the area code and prefix for cellular service.

         L. "Authorized Receipt Point" or "ARP" means the location or address of the party designated by the "Home Carrier" as the delivery point for its CIBER records and authorized agent for performing CIBER Edits.

         M. "Clearinghouse" means that entity which provides for the exchange of

CIBER records and performs industry accepted CIBER edits, including edits to verify Industry Negative File information.

         N. The phrase "approved CIBERNET Negative File Guidelines" means the negative file guidelines appearing in the CIBER Record in Effect from time to time.

         O. Unless specifically provided otherwise in the Agreement, all words and phrases defined in the CIBER Record shall have the meaning herein that they have therein.

         P. "Industry Negative File" means the negative file maintained by the authorized Clearinghouses in accordance with approved CIBERNET Negative File Guidelines.

                                   PROVISIONS

                             I. PROVISION OF SERVICE

         1.1 Each party shall provide, to any Authorized Roamer who so requests, cellular service in accordance with its own tariffs, if applicable, and with the terms and conditions of this Agreement.

         1.2 Notwithstanding anything in this Agreement to the contrary, a Serving Carrier may suspend or terminate service to an Authorized Roamer in accordance with the terms of its own tariffs, but such suspension or termination shall not affect the rights and obligations of the parties for service furnished hereunder prior to such termination or suspension.

         1.3 In connection with its service to Roamers, no Serving Carrier shall use recorded announcements or other inducements for an Authorized Roamer to discontinue the cellular service of its Home Carrier or, unless otherwise authorized herein, Roamer's use of a Serving Carrier's system.

                             II. DIVISION OF REVENUE

         2.1 Each Home Carrier, whose customers (including the customers of its resellers) receive cellular service from a Serving Carrier as authorized Roamers under this Agreement, shall pay to the Serving Carrier who provided such cellular service one hundred percent (100%) of the Serving Carrier's charges for cellular service and one hundred percent (100%) of pass-through charges (i.e., charges owed by the Serving Carrier hereunder to any other carrier in connection with providing such cellular services).

                          III. EXCHANGE OF INFORMATION

         3.1 Attachment A to this Appendix II is a list furnished by the respective parties of the valid NPA/NXX combinations used by their respective customers. These combinations shall be accepted by the other Parties. Each NPA/NXX combination is and shall be within the entire line range (0000-9999), or a specified portion thereof, in accordance with Appendix III. Each Party shall be responsible for all billings otherwise properly made under this Agreement to any number listed by such Party within the range or ranges specified by it in Attachment A. Additions, deletions, or changes to NPA/NXX combinations and line number range(s) for their respective customers shall be sent by each Party to the other Parties via [A] and [B] in the form of an amendment to Attachment A, with an effective date as defined in Appendix III.

         3.2 Each Party shall provide to each other Party, via [A] and [B] or their respective authorized representatives, a list of MINs from among those within the NPA/NXX combination(s) identified pursuant to Paragraph 3.1 hereof and of ESNs of the Cellular telephones to which the other Parties are not authorized to provide cellular service pursuant to this Agreement, which shall be entered into the Industry Negative File. The approved CIBERNET Negative File Guidelines shall be the governing criteria for all Parties. Thereafter, from time to time, as agreed by [A] and [B], each Party shall notify each other Party through [A] and [B], or their respective authorized representatives, of all additions to, and deletions from, these lists for the customers of t%at particular Party. Such notifications shall be made during the normal business hours of [A] and [B], via the Clearinghouse, and effective as defined in Appendix III.

         3.2.1 Each party hereby agrees to indemnify each and all of the other parties, together with their partners and any and all of their officers, directors, employees, agents and/or affiliates, against, and hold them harmless from, any and all claims, suits, demands, losses and expenses, including attorneys' fees and disbursements, which may result in any way whatsoever from the indemnified Party's denial of

Roamer or local cellular service to any cellular telephone which has been listed (pursuant to the preceding Paragraph 3.2 hereof) by the indemnifying party as not being authorized to receive service.

         3.2.2 Each Party, due to system limitations, may purge or delete numbers of its customers from the lists as referred to in Paragraph 3.2 hereof, but in all such cases, such purging or deletion must be done in accordance with the approved CIBERNET Negative File Guidelines. If purging or deletion of numbers is done prior to the time frames established, or through procedures not otherwise set forth, in the approved CIBERNET Negative File Guidelines, the Party implementing the purge or deletion will assume financial liability for any charges incurred by those numbers. All purges or deletions made pursuant to this Paragraph 3.2.2 shall be given through [A] and [B] and shall be in the form mutually agreed upon by [A] and [B] and effective as of the time o established by the approved CIBERNET Negative File Guidelines (unless otherwise modified by mutual agreement of [A] and [B]).

         3.3 To control fraudulent Roamer usage, each Party is required to use a positive validation/verification "PV" system provided by a mutually agreed upon validation/verification service in all markets set forth in Appendix I. Each party shall provide to the other Parties, via [A] and [B], a list of all markets and their PV status in the space provided in Appendix I. Appendix I shall be promptly updated as changes occur in the PV status of any market. The Parties shall cooperate in good faith on each of their respective behalf to control fraudulent Roamer usage. All [A] and [B] Parties agree to notify each other through [A] and [B], respectively, should such fraudulent usage become apparent on any Party's system. If a Party to this Agreement has not implemented PV in each operational market to be included in this Agreement, then Attachment B, entitled "Fraud Liability", in a form satisfactory to [A] and [B] must be executed and delivered by such Party prior to execution of this Agreement. Such Party is referred to as [X] in Attachment B. In addition, any new operational market that becomes operational after execution of this Agreement shall automatically become subject to the provisions of this Agreement, except where no PV has been implemented in such market, an agreement in the form of Attachment B Which is satisfactory to [A] and [B] shall be required to have been executed and delivered prior to the inclusion of such market under the provisions of this Agreement. The parties agree that calls completed by a Serving Carrier, either
(a) after a PV request has determined that a Roamer is not a valid customer of the Home Carrier or (b) for any unauthorized ESN after entry to the Industry Negative File has become effective, shall be the sole responsibility of the Serving Carrier. PV requests will be made on all Roamer MIN/ESN combinations in accordance with Clearinghouse standard operating procedures as noted in Appendix III.

         3.4 Not later than the date of execution of this Agreement, the Parties shall furnish each other through [A] and [B] with a copy of their current or proposed Roamer tariffs. If any Party has filed for any changes in an existing Roamer tariff, copies of the proposed revised pages also shall be provided. Each Party shall also notify each other Party through [A] and [B] of any applicable change in its Roamer tariffs, with an effective date as specified in Appendix III, and shall include with such notice copies of the revised pages of such Roamer tariffs. If Roamer tariffs are not required to be filed by a certain jurisdiction, the Parties shall exchange through [A] and [B] the written terms and conditions of service to be used in lieu thereof and any amendments thereto.

         3.5 All information not of public record that is exchanged pursuant to this Agreement shall be treated as confidential. Parties obtaining such confidential information through this Agreement shall not disclose its contents except as necessary to its duly authorized agents to carry out the purposes of this Agreement or as necessary to comply with federal, state or local law. The obligation to protect the o confidentiality of information shall survive the termination of the agreement for a period of five years.

                                   IV. BILLING

         4.1 Each Home Carrier shall be responsible for billing to, and collecting from, its own customers all charges that are incurred by such customers as a result of service provided to them as Authorized Roamers by the serving Carrier. The Home Carrier shall also be responsible for billing its customers for, and remitting to, the Federal Government all federal excise tax that may be due in connection with the service being billed by it to its customers. While the Serving Carrier will be responsible for the computation and remittance of all state and local taxes, each Home Carrier shall be liable to the Serving Carrier for all such state and local taxes remitted by the serving Carrier, regardless of whether these amounts are paid to the Home Carrier by its customers.

         4.2 The Parties will cooperate and, as necessary, supplement this Agreement in order to minimize fraudulent or other unwarranted use of their systems. If any Party reasonably decides that, in its sole judgement, despite due diligence and cooperation pursuant to the preceding sentence, fraudulent or other unwarranted use has reached an unacceptable level of financial loss and is not readily remediable, such Party may suspend this Agreement pursuant to Section VI hereof.

         4.3 Each Serving Carrier who provides cellular service to an Authorized Roamer pursuant to this Agreement shall forward Roamer billing information in accordance with the procedures and standards set forth in the CIBER Record to the Home Carrier's Authorized Receipt Point. Except for Serving Carriers utilizing the CIBERNET Corporation Net Settlement Program, each Serving Carrier who provides cellular service to an Authorized Roamer pursuant to this Agreement shall send the Home Carrier a paper invoice within the time period specified in Appendix III. This invoice shall reflect all charges relating to service for which Authorized Roamer billing information was forwarded to the Home Carrier during the previous "Billing Period", as defined in Appendix III. The Serving Carrier will use the information provided by its Clearinghouse for invoice preparation and support. The Home carrier shall be furnished with an invoice setting forth the same information required in Appendix III from non-Clearinghouse Serving Carriers. In either case, the Home Carrier will only pay for Authorized Roamer charges based on the settlement report provided by its Clearinghouse.

         4.4 Where the Authorized Roamer billing information required to be provided by the Serving Carrier in accordance with paragraph 4.3 above is not in accordance with the CIBER Record, the Home Carrier may return the defective record to the Serving Carrier as provided in the CIBER Record. Returning-the defective record will be in accordance with CIBER Record established procedures. The Serving Carrier may correct the defective record and return it to the Home Carrier for billing, provided that the time period from the date of the call to the receipt of the corrected record does not exceed the time period specified under "Message Date Edit" in Appendix III.

         4.5 No credit for insufficient data or defective records shall be permitted except as provided in Paragraph 4.4 above, unless mutually agreed upon by [A] and [B]. Any credit that is requested by the Home Carrier must be fully documented and submitted utilizing the format set forth in Attachment C.

                                  V. SETTLEMENT

         5.1 Each Party will settle its accounts with the other Parties on the basis of billing information received pursuant to Section IV hereof as of the "Close of Billing", as that phrase is defined in Appendix III. The Home Carrier shall remit to the Serving Carrier's designated account by wire transfer or check such amounts as are due to the Serving Carrier by the Payment Due Date as of the Close of Billing. Carriers utilizing net settlement procedures set forth in the CIBER Record are not required to submit a paper invoice and will make payments in accordance with such net settlement procedures.

         5.2 Any payment which is received later than the date permitted in Appendix III shall be subject to a late charge equal to that set forth in Appendix III. The only exception to this requirement shall be late payments which are delayed in forwarding through circumstances which are beyond the control of the Home Carrier and are agreed to by the Serving Carrier, which agreement shall not be unreasonably withheld.

                   VI. TERMINATION AND SUSPENSION OF AGREEMENT

         6.1 This Agreement may be suspended or terminated in accordance with the provisions hereof either (1) in part, but only as to a particular Domestic Public Cellular Radio Telecommunications System/Station or Systems/Stations of a Party or Parties, or (2) in whole.

         6.2 This Agreement may be terminated without cause by [A] or [B] and effective upon thirty (30) days' written notice to the other. In the event of a default under this Agreement or a change by state or federal licensing authorities banning or severely impairing the use of Roamer service by an [A] Party or a [B] Party, this Agreement may be terminated immediately upon written notice by [B] to [A] or [A] to [B], respectively.

         6.3 This Agreement may be suspended by [A] or [B] immediately upon written notice to the other under the terms specified in this Agreement. [A] and [B] shall work together to resolve as expeditiously as possible any difficulty that causes such suspension. At such time as the Party originally giving notice of suspension concludes that the problem causing the suspension has been resolved, that party shall give to the other written notice to this effect. This Agreement shall resume in full effect five (5) business days after [A] and [B]have mutually agreed that the problem has been resolved, unless either [A] or [B] thereafter gives written notice that in its reasonable view the problem necessitating the suspension has not been resolved. If the problem causing the suspension of this Agreement remains unresolved for thirty (30) days, this Agreement may be terminated by written notification by either [A] or [B] to the other.

         6.4 The termination or suspension of this Agreement shall not affect the rights and liabilities of the Parties under this Agreement with respect to all Authorized Roamer charges incurred prior to the effective date of such termination or suspension.

                                  VII. DEFAULT

         7.1 A Party will be in default under this Agreement upon the occurrence of any of the following events:

                  (a) Breach of any term of this Agreement, if such breach shall continue for thirty (30) days after receipt of written notice thereof;

                  (b) Voluntary liquidation or dissolution;

                  (c) A final order by the Federal Communications Commission ("FCC") revoking or denying renewal of the cellular service license or permit granted to such Party; or

                  (d) Such Party (i) filing pursuant to a statute of the United States or of any state, a petition for bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee for all or a portion of such Party's property, (ii) has filed against it, pursuant to a statute of the United States or of any state, a petition for bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee for all or a portion of such Party's property, provided that within sixty (60) days after the filing of any such petition such Party fails to obtain a discharge thereof, or
         (iii) making an assignment for the benefit of creditors or petitioning for, or voluntarily entering into, an arrangement of similar nature, and provided that such filing, petition, or appointment is still continuing.

                          VIII. SUCCESSORS AND ASSIGNS

         8.1 None of the [A] or [B] Parties may sell, assign, transfer, or convey its interest in this Agreement or any of its rights or obligations hereunder without the written consent of [B] or [A], respectively, except that a Party may assign its rights and obligations hereunder to an assignee of its cellular service license or permit issued by the FCC, provided that such assignee expressly assumes, by written instrument approved by [A] in the case of a [B] party, and [B] in the case of an [A] Party, all of the obligations of such Party hereunder and thereby becomes a party hereunder. No person other than a Party to this Agreement shall acquire any rights hereunder as a third-party beneficiary or otherwise by virtue of this Agreement.

              IX. NO PARTNERSHIP OR AGENCY RELATIONSHIP IS CREATED

         9.1 Nothing contained in this Agreement shall constitute the Parties as partners with one another or render any Party liable for any debts or obligations of any other Party, nor shall any party hereby be constituted the agent of any other Party.

                    X. NOTICES AND AUTHORIZED REPRESENTATIVES

         10.1 Unless otherwise specified in this Agreement:

                  (a) All notices required under this Agreement shall be given in writing; and,

                  (b) All notices shall be either personally delivered, sent by overnight delivery, or dispatched by certified mail return receipt requested to the persons specified in this Agreement or to such other persons at such other addresses as either [A] or [B] may designate by written notice to the other.

         10.2 For the purposes of this Agreement, [A] shall be the authorized representative of the [A] Parties and [B] shall be the authorized representative of the [B] Parties.

                                XI. MISCELLANEOUS

         11.1 The parties agree to comply with, conform to, and abide by all applicable and valid laws, regulations, rules and orders of all governmental agencies and authorities, and agree that this Agreement is subject to such laws, regulations, rules and orders.

         11.2 The Parties agree to use their respective best, diligent, and good faith efforts to fulfill all of their obligations under this Agreement. The Parties recognize, however, that to effectuate all the purposes of this Agreement, it may be necessary either to enter into future agreements or to amend this Agreement, or both. In that event, the Parties agree to negotiate with each other in good faith.

         11.3 This Agreement constitutes the full and complete agreement of the Parties. Any prior agreements among the parties with respect to this subject matter are hereby superseded, except for payments due. This Agreement may not be amended except by the written consent of the Parties. Waiver of any breach of any provision of the Agreement must be in writing signed by [A] in the case of a breach by [B] or a [B) Party, or by [B] in the case of a breach by [A] or an [A]Party, and such waiver shall not be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision. The failure of a Party to insist upon strict performance of any provision of this Agreement or any obligation under this Agreement shall not be a waiver of such Party's right to demand strict compliance therewith in the future.

         11.4 The headings in this Agreement are inserted for convenience and identification only and are not intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision thereof.

         11.5 This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

                              XII. CHOICE OF LAW

         12.1 This Agreement shall be construed in accordance with the laws of the state of the Serving Carrier.

                                                                [Attachment A]
                                                                   page 1 of 7

                             CIBER RECORD

                        METHODS AND PROCEDURES

The following information is furnished to [A] and [B] pursuant to Paragraph
3.1 of Appendix II to the Intercarrier Roamer Service Agreement between [A] and [B]by [X], one of the parties to the Agreement:

-------------------------------------------------------------------------------------------
NPA/NXX           LINE RANGE        SID CODE                      CITY
-------------------------------------------------------------------------------------------
216/269  0000 to 0999      015                                CLEVELAND/LORAIN
216/269  9000 to 9999                                         ELYRIA, OH
216/287  FULL
216/344  0600 to 0999
216/346  FULL
216/401  FULL
216/402  FULL
216/403  FULL
216/406  FULL
216/407  FULL
216/408  FULL
216/409  FULL
216/410  FULL
216/469  FULL
216/470  FULL
216/509  FULL
216/513  FULL
216/570  FULL
216/789  FULL
216/870  FULL
216/874  FULL
216/952  FULL
216/953  2000 to 7999
216/954  0000 to 2999
216/956  FULL
216/970  FULL
216/973  FULL
216/975  6000 to 7999
216/978  FULL
216/994  FULL

513/218  FULL     051                                         CINCINNATI/HAMILTON, OH
513/260  FULL
513/309  FULL
513/310  FULL
513/312  FULL
513/313  FULL

                                        33


                                                          [Attachment A cont'd]
                                                                    page 2 of 7
-------------------------------------------------------------------------------------------
NPA/NXX           LINE RANGE        SID CODE                           CITY
-------------------------------------------------------------------------------------------
513/403  FULL     051                                         CINCINNATI/HAMILTON, OH Con't
513/404  FULL
513/460  FULL
513/479  FULL
513/490  FULL
513/520  FULL
513/532  FULL
513/535  FULL
513/543  FULL
513/562  7000 to 7999
513/582  FULL
513/594  FULL
513/646  FULL
513/659  FULL
513/673  FULL
513/725  FULL
513/763  0000 to 0999
513/967  FULL
606/240  FULL
606/250  FULL
606/630  FULL
606/640  FULL

216/418  FULL     073                                                  AKRON/CANTON, OH
216/472  0000 to 8999
216/472  9300 to 9799
216/495  FULL
216/607  FULL
216/608  FULL
216/648  FULL
216/620  0000 to 5999
216/620  7000 to 9999
216/697  FULL
216/704  FULL
216/730  FULL
216/936  0000 to 7999
216/936  9000 to 9999
330/418  FULL
330/472  FULL
330/495  FULL
330/606  FULL
330/607  FULL
330/608  FULL
330/618  FULL
330/620  FULL
330/697  FULL
330/704  FULL

                                        34

                                                          [Attachment A cont'd]
                                                                    page 3 of 7
-------------------------------------------------------------------------------------------
NPA/NXX           LINE RANGE        SID CODE                           CITY
-------------------------------------------------------------------------------------------
330/730  FULL     073                                         AKRON/CANTON, OH (Cont't)
330/936  FULL

614/296  FULL     133                                         COLUMBUS, OH
614/325  FULL
614/333  4700 to 4999
614/333  5700 to 5799
614/361  FULL
614/395  FULL
614/519  FULL
614/560  FULL
614/561  FULL
614/562  FULL
614/563  FULL
614/565  FULL
614/570  FULL
614/578  FULL
614/579  FULL
614/580  FULL
614/581  FULL
614/582  FULL
614/636  6000 to 6399
614/832  FULL
513/935  FULL
513/645  0100 to 0999
513/545  5000 to 5999
513/645  7000 to 7999
513/645  9000 to 9199
513/645  9400 to 9899
937/578  FULL
937/935  FULL
937/645  FULL

513/307  FULL     163                                         DAYTON/SPRINGFIELD, OH
513/371  FULL
513/416  FULL
513/441  FULL
513/470  0000 to 9799
513/477  FULL
513/478  FULL
513/545  FULL
513/572  FULL
513/620  FULL
513/623  FULL
513/974  FULL
937/307  FULL
937/371  FULL

                                        35

                                                          [Attachment A cont'd]
                                                                    page 4 of 7
-------------------------------------------------------------------------------------------
NPA/NXX           LINE RANGE        SID CODE                           CITY
-------------------------------------------------------------------------------------------
937/416  FULL                       163                       DAYTON/SPRINGFIELD, OH
937/407  FULL
937/441  FULL
937/477  FULL
937/478  FULL
937/545  FULL
937/572  FULL
937/620  FULL
937/623  FULL
937/657  FULL
937/689  FULL
937/974  FULL

Serving SID only                    1563                      MARYSVILLE, OH

216/465  FULL              1567                               NEWARK, OH
216/658  FULL
216/674  FULL
216/763  FULL
419/563  0000 to 5999
419/651  FULL
419/768  FULL
614/295  FULL
6141360  7000 to 7999
614/398  FULL
614/623  3000 to 7999
614/964  FULL
614/966  FULL
614/967  FULL
330/465  FULL
330/674  FULL
330/763  FULL

419/234  0000 to 8999               30625                     LIMA,OH
419/236  FULL

419/340  FULL                       30623                     TOLEDO, OH
419/341  FULL
419/343  FULL
419/344  FULL
419/345  FULL
419/346  FULL
419/348  FULL
419/349  FULL                       30623                     TOLEDO, OH
419/350  FULL
419/351  FULL
419/356  FULL

                                        36

                                                          [Attachment A cont'd]
                                                                    page 5 of 7
-------------------------------------------------------------------------------------------
NPA/NXX           LINE RANGE        SID CODE                        CITY
-------------------------------------------------------------------------------------------
419/564  FULL                               447               MANSFIELD, OH
419/565  FULL
419/566  FULL

419/357  0000 to 8999                       1559              SANDUSKY, OH
419/366  FULL                               1559              SANDUSKY, OH

313/236  FULL                               021               DETROIT, MI
313/251  FULL
313/268  FULL
313/300  FULL
313/319  FULL
313/378  FULL
313/949  FULL
313/402  FULL
313/407  FULL
313/410  FULL
313/418  FULL
313/530  FULL
313/549  FULL
313/550  FULL
313/570  FULL
313/580  FULL
313/590  FULL
313/600  0000 to 6999
313/600  8000 to 9999
313/618  FULL
313/648  FULL
313/670  FULL
313/701  FULL
313/720  FULL
313/806  FULL
313/815  FULL
313/820  FULL
313/907  FULL
313/909  FULL
313/910  FULL
313/919  FULL
313/920  FULL
313/938  FULL
313/949  FULL
313/969  FULL
810/201  FULL
810/206  FULL
810/212  FULL
810/241  0000 to 5999
810/242  FULL
810/243  FULL
810/246  FULL
810/291  FULL
810/292  FULL

                                        37

                                                          [Attachment A cont'd]
                                                                    page 6 of 7
-------------------------------------------------------------------------------------------
NPA/NXX           LINE RANGE        SID CODE                           CITY
-------------------------------------------------------------------------------------------
810/295  FULL                               021               DETROIT, MI (Con't)
810/419  FULL
810/429  FULL
810/434  FULL
810/444  2000 to 9999
810/441  FULL
810/484  FULL
810/612  FULL
810/703  FULL
810/713  FULL
810/747  FULL
810/817  FULL
810/839  FULL
810/845  FULL
810/846  FULL
810/850  FULL
810/854  FULL
810/923  FULL
810/980  FULL
810/907  FULL
810/914  FULL
810/915  FULL
810/917  FULL
810/924  FULL
810/929  FULL
810/940  FULL
810/942  FULL
810/961  FULL
616/340  FULL                       30621                     GRAND RAPIDS, MI
616/443  FULL
616/446  FULL
616/450  FULL
616/481  FULL
616/485  FULL
616/540  FULL
616/560  FULL
616/822  FULL
616/740  FULL                       30615                     MUSKEGON, MI

517/245  FULL                       30619                     SAGINAW, MI
517/274  FULL
517/277  FULL
517/284  FULL
517/295  FULL
517/798  FULL
517/860  FULL

517/230  FULL                       30613                     LANSING, MI
517/256  FULL
517/281  FULL
517/282  FULL
517/285  FULL
517/290  FULL
517/294  FULL
517/881  FULL
313/600  7000 to 7999      30617                              FLlNT, Ml
810/240  FULL
810/241  6000 to 9999
810/252  FULL
810/287  FULL
810/444  0000 to 1999
810/516  FULL
810/730  FULL

                           [X]

By:             _______________________

Title:          _______________________

Issue Date:     _______________________


(The effective date shall be that defined in Appendix III of the above referenced Intercarrier Roamer Service Agreement)


810/980  FULL
810/907  FULL
810/914  FULL
810/915  FULL
810/917  FULL
810/924  FULL
810/929  FULL
810/940  FULL
810/942  FULL
810/961  FULL

616/340  FULL                       30621                     GRAND RAPIDS, MI
616/443  FULL
616/446  FULL
616/450  FULL
616/481  FULL
616/485  FULL
616/540  FULL
616/560  FULL
616/822  FULL

616/740  FULL                       30615                     MUSKEGON, MI

517/245  FULL                       30619                     SAGINAW, MI
517/274  FULL
517/277  FULL
517/284  FULL
517/295  FULL
517/798  FULL
517/860  FULL

517/230  FULL                       30613                     LANSING, MI
517/256  FULL
517/281  FULL
517/282  FULL
517/285  FULL
517/290  FULL
517/294  FULL
517/881  FULL

313/600  7000 to 7999               30617                     FLINT, MI
810/240  FULL
810/241  6000 to 9999
810/252  FULL

                                       39


810/287  FULL
810/444  0000 to 1999
810/516  FULL
810/730  FULL


                 [X]


By:
              ----------------------

Title:
              ----------------------

Issue Date:
              ----------------------


(The effective date shall be that defined in Appendix III of the above referenced Intercarrier Roamer Service Agreement)

                                                                  [Attachment B]


                                 FRAUD LIABILITY



                                     RECITAL

WHEREAS, [X] is a Party to the Intercarrier Roamer Service Agreement between [A] and [B] on behalf of certain Parties, including [X], and Paragraph 3.3 of Appendix II thereof requires the execution and delivery of an agreement covering fraud liability where a Party has not implemented a positive validation/verification system in an operational market it serves.


                                    AGREEMENT

         NOW, THEREFORE, in consideration of _______________________________
___________________________________, [X] hereby agrees as follows:

                                     [X}


                                     By:

                                     Title:

                                     Dated as of:

Form Approved on Behalf of [A] Parties and [B] Parties, Respectively.

                  [A]                                      [B]


By:                                  By:
   -----------------------              ----------------------

Title:                               Title:
      --------------------                 -------------------

By:                                  By:
   -----------------------              ----------------------

Title:                               Title:
      --------------------                 -------------------

                                                                  [Attachment C]

                                 CREDIT REQUEST

Home Carrier:

----------------------------------------------------------------------

Serving Carrier:
                ------------------------------------------------------

Batch # and Date:
                 -----------------------------------------------------

Number of Records:
                   ---------------------------------------------------

Amount of Invoice Not Justified: $
                                   -----------------------------------

(Airtime & Toll Charges, Other Charges & Taxes)

                     Payment Withheld              Charge Back
         -----------                        ------
Reasons for Withholding Payment or Charge Back:

____ 1. Invoice is inconsistent with the Rated Usage Record Data with respect to:
                  ____ a. Taxes;
                  ____ b. Other pass-through charges;
                  ____ c. Cellular service charges;
                  ____ d. Percentage of cellular service;
                  ____ e. Other (see attached reports)


____ 2. Rated Usage Record Data is incomplete for the charges on the attached sheet:

____ 3.  NPA/NXX combination is not on the list authorized by the Home Carrier:
         Mobile ID Number
         Electronic Serial Number

____ 4. Charges for Roamer usage specified on the attached sheet that are not authorized by the Home Carrier;

____ 5. Batch totals and detail charges do not balance or batch is out of sequence.

____ 6.  CIBER rejects

____ 7.  Other (specify below)

                                               Effective Date of Appendix III is
                                               _________________________ ,19 ___



                                 APPENDIX III TO

                      INTERCARRIER ROAMER SERVICE AGREEMENT

                                     BETWEEN

                                       [A]

                                       and

                                       [B]

                              OPERATING PROCEDURES

         1. AMENDMENT OF OPERATING PROCEDURES. This Appendix III will be in effect until new Operating Procedures are published by the CIBERNET Corporation ("CIBERNET"), 1133 21st Street, N.W. Third Floor, Washington, D.C. 20036, for Roamer agreements used domestically by the Cellular Telecommunications Industry Association. At such time as new Operating Procedures ("New Operating Procedures") are published by CIBERNET, they will become effective as to the Parties on the date proposed by CIBERNET ("Effective Date") provided (a) such date is at least thirty (30) days following receipt by [A] and [B] of the New Operating Procedures and (b) neither

[A] nor [B] has given to the other written notice of termination or suspension of this Agreement based upon its objections to the New Operating

Procedures at least five (5) business days before the Effective Date. The Parties agree to be individually responsible for obtaining all officially published revisions to the Operating Procedures and agree that CIBERNET is not liable for information or actions that occur as a result of following such New Operating Procedures.

         2. CLOSE OF BILLING. "Close of Billing" shall be the fifteenth (15th) day of each calendar month.

         3. INVOICING. Invoicing must occur within fifteen (15) days after the Close of Billing.

         4. BILLING PERIOD. The "Billing Period" is the period running from the day after the Close of Billing through the Close of Billing day in the subsequent month (the sixteenth (16th) through the fifteenth (15th)).

         5. PAYMENT. Payment in the form of a check or wire transfer must be received by the payee within thirty (30) days ("Payment Due Date") following the date of the invoice. Payments received later than the Payment Due Date shall be subject to a late charge of either one and one-half percent (1.5%) of the outstanding balance for each thirty (30) day period (or portion thereof) that such payments are late or the highest percentage of the outstanding balance permitted by law, whichever is lower.

         6. MINIMUM LINE RANGE. The "Minimum Line Range" within an NPA/NXX is 1,000 line numbers.

         7. NPA/NXX NOTIFICATION. The minimum time required before changes, additions or deletions of NPA/NXX's are effective shall be fifteen (15) days from the date of receipt of notification of such changes, additions or deletions by [A] for [B] Parties, or by [B] for [A] Parties.

         8. TARIFF CHANGES. Unless otherwise agreed to by the Parties, the rates, applicable to roaming, set forth in paragraph 1.1 of Appendix II hereto shall remain in effect during the term of this Agreement including any extensions provided for herein.

         9. BILLING INVOICE SUMMARY. The minimum information needed for an invoice issued with non-clearing house documentation is as follows:

                  -        Billing Period (To/From Dates)
                  -        Batch Sequence Number
                  -        Batch Date
                  - Serving and Home SID's (the five-digit numeric corresponding to the FCC designation of the Carrier)
                  -        Total Airtime Charges
                  -        Total Toll
                  -        Other Charges and Credits
                  -        Total Taxes
                  -        Total Charges

         10. MESSAGE DATE EDIT. Message records shall be considered to have failed the CIBER Record Edit if the message is more than thirty (30) days old when it is received at the Home Carrier's Authorized Receipt Point ("ARP"). Determination of the age of a message record is from the date of the call.

         11. EFFECTIVE DATE FOR UNAUTHORIZED ROAMER LIABILITY. Liability for unauthorized roamers shall be established at 12:01 A.M. Eastern Time of the calendar day immediately following receipt by [A] and [B], or their respective authorized representatives, of notification or update of the attachments and lists referred to in Paragraph 3.2 of Appendix II.

         Effective with messages dated January 16, 1992 through July 15, 1992, liability for unauthorized roamers shall be established one hour after posting of negative file update by the SERVING carrier's valid provider of clearing and/or positive roamer validation/verification services (clearinghouse). It is essential to populate the Time Zone Indicator and Daylight Savings Indicator fields with appropriate values. Utilization of existing clearinghouse negative file update timestamps shall apply.

         Effective with messages dated July 16, 1992 and later, liability for unauthorized roamers shall be established one hour after posting of negative file update by the HOME carrier's clearinghouse.

         In all cases, liability for restoral of existing negative file entries shall be immediate. Notification or updating of the attachments and lists shall be made by (a) courier delivery of a written notice, or (b) facsimile transmission of a written notice during normal business hours of the Party being notified, or (c) by entry (through manual or automated means) into the Industry Negative File of a clearinghouse.